INCOME TAXES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Net operating losses carried forward	$ 32,414	$ 44,822
Allowances, reserves and intangible assets	3,409	(487)
Capitalized software costs	(1,723)	(3,140)
Differences in measurement basis (cash basis for tax purposes)	(6,104)	(6,770)
Deferred Tax Assets, Gross	27,996	34,425
Valuation allowance	(20,692)	(25,407)
Total	$ 7,304	$ 9,018